Exhibit 10.31

                        ADDENDUM TO EMPLOYMENT AGREEMENT
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        This Addendum to Employment Agreement (hereinafter "AGREEMENT") is made by and between W. Peter Ragan, Jr., c/o Ragan & Ragan, P.C., 3100 Route 138 West, Wall, NJ 07719 (hereinafter "EMPLOYEE"), and VELOCITY INVESTMENTS, LLC on behalf of itself, its subsidiaries, affiliates, predecessors, successors, assigns; and their directors, officers, employees and agents (hereinafter collectively referred to as "VIM"), with its principal place of business, 3100 Route 138 West, STE A, Wall, NJ 07719.

        WHEREAS, VIM and EMPLOYEE entered into an Employment Agreement, dated as of January 1, 2004 (the "Initial Employment Agreement") and

        WHEREAS, VIM and EMPLOYEE have entered into an Addendum to the Employment Agreement, dated as of September 1, 2004 (the "Addendum No. 1 to the Employment Agreement", together with the Initial Employment Agreement, the "Employment Agreement") and

        WHEREAS, VIM and the EMPLOYEE desire to amend certain provisions of the Employment Agreement,

        NOW THEREFORE, for and in consideration of the mutual and respective covenants and agreements contained herein, VIM and EMPLOYEE agree as follows:

1. Article "1" of the Employment Agreement, is hereby deleted and the following is substituted in its place and stead:

                                    ARTICLE 1

                                   EMPLOYMENT

1.1 VIM shall employ EMPLOYEE in the position of President for a period of four (4) years commencing on January 1, 2004 and continuing until terminated as provided in Article 4 of this AGREEMENT.

2. Except as provided above, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHREOF, the parties have executed this ADDENDUM as of the date first above written.

VELOCITY INVESTMENTS, LLC                     EMPLOYEE;

By: /s/ JAMES J. MASTRIANI                    /s/ W.PETER RAGAN, JR.
-----------------------------------           ---------------------------------
JAMES J. MASTRIANI                            W.PETER RAGAN, ESQ.
CFO & CLO
Dated:  January 1, 2006                       Dated:  January 1, 2006